TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4
      Financial Highlights                                                     5
      Performance Information                                                  9
      Investment Objectives and Policies                                      10
      How You Can Invest in the Funds                                         21
      How Your Shareholder Account is Maintained                              23
      How You Can Redeem Your Primary Shares                                  24
      How Net Asset Value is Determined                                       26
      Dividends and Other Distributions                                       26
      Tax Treatment of Dividends and Other Distributions                      27
      Shareholder Services                                                    28
      Investing Through Tax-Deferred Retirement Plans                         30
      The Corporation's Board of Directors, Manager and
        Investment Adviser                                                    30
      The Funds' Distributor                                                  31
      Description of the Corporation and its Shares                           32
      Appendix                                                                34

ADDRESSES

DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000    800 (Bullet) 822 (Bullet) 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103

COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.
      Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street, Baltimore, MD 21202

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[Recycle Logo] PRINTED ON RECYCLED PAPER

LMF-025


                                   LEGG MASON
                                     INCOME
                                  TRUST, INC.

                            GOVERNMENT INTERMEDIATE
                                INVESTMENT GRADE
                                   HIGH YIELD
                            GOVERNMENT MONEY MARKET

                                 PRIMARY SHARES

                           PUTTING YOUR FUTURE FIRST

                                   PROSPECTUS
                                  MAY 1, 1996
                          AS AMENDED NOVEMBER 27, 1996

                               [LEGG MASON LOGO]
                                     FUNDS

     LEGG MASON INCOME TRUST , INC. -- PRIMARY SHARES
          LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO
          LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
          LEGG MASON HIGH YIELD PORTFOLIO
          LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO

         This Prospectus sets forth concisely the information about the funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the funds dated May 1, 1996 has been filed with the Securities and Exchange Commission ( "SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

         LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO IS A MONEY MARKET FUND; LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO, LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO AND LEGG MASON HIGH YIELD PORTFOLIO ARE BOND FUNDS. A MAJORITY OF LEGG MASON HIGH YIELD PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN LOWER-RATED, FIXED-INCOME SECURITIES (INCLUDING THOSE COMMONLY KNOWN AS "JUNK BONDS"). IN ADDITION TO OTHER RISKS, THESE BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE HIGHER-RATED BONDS; THEREFORE, INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.

         LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO ATTEMPTS TO STABILIZE THE VALUE OF ITS SHARES AT $1.00. AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THIS FUND WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                  May 1, 1996
                          As amended November 27, 1996

                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

          The Legg Mason Income Trust, Inc. ("Corporation") is a diversified open-end management investment company which currently has four portfolios: The Legg Mason U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), The Legg Mason Investment Grade Income Portfolio ("Investment Grade"), The Legg Mason High Yield Portfolio ("High Yield") and The Legg Mason U.S. Government Money Market Portfolio ("Government Money Market") (each separately referred to as a "Fund" and collectively referred to as the "Funds").

          GOVERNMENT INTERMEDIATE is a professionally managed portfolio seeking to provide investors with high current income consistent with prudent investment risk and liquidity needs. In seeking to achieve the Fund's objective, the Corporation's investment adviser, Western Asset Management Company ("Adviser"), under normal circumstances, invests at least 75% of the Fund's total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by such securities. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years.

          The Adviser believes that shares of the Fund may be appropriate both for direct investment and for investment by Individual Retirement Accounts and other qualified retirement plans. The value of the debt instruments held by the Fund, and thus the net asset value of Fund shares, generally fluctuate inversely with movements in market interest rates. Certain investment grade debt securities in which the Fund invests may have speculative characteristics. The Fund's participation in hedging and option income strategies also involves certain investment risks and transaction costs.

          INVESTMENT GRADE is a professionally managed portfolio seeking to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve the Fund's objective, the Adviser, under normal circumstances, invests primarily in debt securities which the Adviser considers to be of investment grade, i.e., securities rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities judged by the Adviser to be of comparable quality.

          The Adviser believes that shares of the Fund may be appropriate both for direct investment and for investment in Individual Retirement Accounts and other qualified retirement plans.

          The value of the debt instruments held by the Fund, and thus the net asset value of Fund shares, generally fluctuates inversely with movements in market interest rates. Certain investment grade debt securities in which the Fund invests may have specualtive characteristics. The Fund may invest up to 25% of its assets in debt securities rated below investment-grade, commonly known as "junk bonds." Such securities are considered speculative and involve increased risk of exposure to adverse business and economic conditions. The Fund's participation in hedging and option income strategies also involves certain investment risks and transaction costs.

          HIGH YIELD is a professionally managed portfolio seeking to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities (including those commonly known as "junk bonds"). Such securities are considered speculative and involve increased risk of exposure to adverse business and economic conditions. The value of debt instruments held by the Fund, and thus the net asset value of Fund shares, also generally fluctuate inversely with movements in market interest rates.

          The Fund may invest up to 25% of its total assets in foreign securities. Investment in foreign securities entails certain additional risks, including risks arising from currency fluctuation, accounting systems and disclosure regulations that differ from those in the U.S., and political and economic changes in foreign countries. The Fund may have
2
      limited recourse against a foreign governmental issuer in the event of a default. The Fund's participation in hedging and option income strategies also involves certain risks. See page 20.

          The Fund may invest up to 25% of its total assets in securities restricted as to their disposition, which may include securities for which the Fund believes there is a liquid market. No more than 15% of the Fund's net assets will be invested in securities deemed by the Fund to be illiquid.

          An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling or unable to assume a high degree of risk.

          GOVERNMENT MONEY MARKET is a professionally managed portfolio seeking to obtain high current income consistent with liquidity and conservation of principal. In seeking to achieve the Fund's objective, the Adviser invests the Fund's assets in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements secured by such instruments.

          The Adviser believes that shares of the Fund may be appropriate both for direct investment and for investment through Individual Retirement Accounts and qualified retirement plans.

          Of course, there can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 10.

          Government Intermediate, Investment Grade and High Yield each offers two classes of shares -- Primary Class ("Primary Shares") and Navigator Class ("Navigator Shares"). Government Money Market offers only one class of shares.

          Primary Shares offered in this Prospectus are available to all investors except certain institutions (see page 5). No initial sales charge is payable on purchases, and no redemption charge is payable on sales of the Funds' shares. Each Fund pays management fees to its Manager, Legg Mason Fund Adviser, Inc. ("Manager"), and each Fund except Government Money Market pays distribution fees with respect to Primary Shares to its Distributor, Legg Mason, as described on pages 30-32 of this Prospectus.

DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated

MANAGER AND ADVISER:
          Legg Mason Fund Adviser, Inc. serves as each Fund's manager, and Western Asset Management Company serves as investment adviser to each Fund.

INITIAL PURCHASE:
          $1,000 minimum, generally.

SUBSEQUENT PURCHASES:
          $100 minimum, generally, except for Government Money Market which has a $500 minimum, generally.

PURCHASE METHODS:
          Send bank/personal check or wire federal funds. See "How You Can Invest in the Funds," page 21.

PUBLIC OFFERING PRICE PER SHARE:
          Net asset value. Government Money Market seeks to maintain its net asset value at $1.00 per share.

CHECKWRITING:
          Available to qualified shareholders of Government Money Market upon request. Unlimited number of checks. Minimum amount per check: $500.

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 29.

DIVIDENDS:
          Declared daily and paid monthly for Government Intermediate, Investment Grade and Government Money Market. Declared and paid monthly for High Yield.

REINVESTMENT:
          All dividends and/or other distributions are automatically reinvested unless cash payments are requested.
                                                                               3

     EXPENSES
          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended December 31, 1995, adjusted for current expense and fee waiver levels.

      ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           GOVERNMENT
                       GOVERNMENT     INVESTMENT   HIGH      MONEY
                      INTERMEDIATE(A)   GRADE(A)   YIELD     MARKET
      Management
        fees               0.29%          0.19%    0.65%      0.50%
      12b-1 fees           0.50%          0.50%    0.50%      None
      Other expenses       0.19%          0.28%    0.32%      0.17%
                      ---------------------------------------------
      Total
        operating
        expenses           0.98%(B)       0.97%(B) 1.47 %      0.67%
                      =============================================

    (A) The expense ratio at December 31, 1995 for Primary Shares of Government Intermediate and Investment Grade would have been 1.24% and 1.38%, respectively, had the Funds' Manager not agreed to waive fees. The reimbursement agreement, wherein the Manager has agreed to continue to waive fees and/or assume other expenses to the extent the expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of average daily net assets for such month, will remain in effect until the earlier of December 31, 1997, or, with respect to Government Intermediate, until its net assets reach $400 million, and with respect to Investment Grade, until its net assets reach $100 million, and unless extended will terminate on that date. If Government Intermediate's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that Government Intermediate's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case.
    (B) The expense information in the table has been restated to reflect current fees.

          Because each Fund (except Government Money Market) pays a 12b-1 fee with respect to Primary Shares, long-term shareholders in Primary Shares may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information concerning the Funds' expenses, see "The Corporation's Board of Directors, Manager and Investment Adviser," page 30.

      EXAMPLE
          The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the prior table, the Funds charge no redemption fees of any kind.

                                                          GOVERNMENT
                 GOVERNMENT      INVESTMENT     HIGH        MONEY
                INTERMEDIATE       GRADE        YIELD       MARKET
      1 Year        $ 10            $ 10        $  15        $  7
      3 Years       $ 31            $ 31        $  46        $ 21
      5 Years       $ 54            $ 54        $  80        $ 37
      10 Years      $120            $119        $ 176        $ 83

          This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager and/or Legg Mason waive their fees and reimburse all or a portion of a Fund's expenses and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.
4

     FINANCIAL HIGHLIGHTS
         Government Intermediate, Investment Grade and High Yield each offers two classes of shares, Primary Shares and Navigator Shares. Government Money Market offers only one class of shares. Navigator Shares are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.

         The financial highlights tables that follow have been derived from each Fund's financial statements which have been audited by Coopers & Lybrand L.L.P., independent accountants. Each Fund's financial statements for the year ended December 31, 1995 and the report of Coopers & Lybrand L.L.P. thereon are included in each respective Fund's Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information. The annual report is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.

     GOVERNMENT INTERMEDIATE

                                          NAVIGATOR
                                            CLASS                                     PRIMARY CLASS
                                   ------------------------    ---------------------------------------------------------------
    Years Ended December 31,          1995          1994(B)         1995             1994           1993           1992
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period                          $9.72        $9.72           $9.72           $10.43          $10.70         $10.77
      Net investment income             0.62(C)      0.05(C)         0.57(D)          0.51(D)         0.53(D)        0.60(D)
      Net realized and unrealized
       gain (loss) on investments,
       options and futures              0.75           --            0.75            (0.71)           0.17           0.05
      Total from investment
       operations                       1.37         0.05            1.32            (0.20)           0.70           0.65
      Distributions to shareholders:
       Net investment income           (0.62)       (0.05)          (0.57)           (0.51)          (0.53)         (0.60)
       Net realized gain                  --           --              --               --           (0.39)         (0.12)
       In excess of net realized
         gain on investments              --           --              --               --           (0.05)            --
      Total distributions              (0.62)       (0.05)          (0.57)           (0.51)          (0.97)         (0.72)
      Net asset value, end of
       period                         $10.47        $9.72          $10.47            $9.72          $10.43         $10.70
      Total return(E)                  14.5%         0.50%          13.9%            (1.9)%           6.6%           6.3%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                         0.4%(C)      0.4%(C,F)       0.9%(D,G)        0.9%(D,G)       0.9%(D,G)      0.9%(D,G)
       Net investment income            6.1%(C)      6.4%(C,F)       5.6%(D)          5.1%(D)         4.8%(D)        5.5%(D)
      Portfolio turnover rate         289.9%       315.7%          289.9%           315.7%          490.2%         512.6%
      Net assets, end of period
       (in thousands)                 $4,184       $4,024        $231,886         $231,255        $299,529       $307,320




    Years Ended December 31,           1991           1990           1989           1988           1987(A)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period                          $10.29         $10.20         $9.79          $9.92          $10.00
      Net investment income              0.72(D)        0.78(D)       0.80(D)        0.74(D)         0.30(D)
      Net realized and unrealized
       gain (loss) on investments,
       options and futures               0.70           0.09          0.41          (0.12)          (0.08)
      Total from investment
       operations                        1.42           0.87          1.21           0.62            0.22
      Distributions to shareholders:
       Net investment income            (0.72)         (0.78)        (0.80)         (0.74)          (0.30)
       Net realized gain                (0.22)            --            --          (0.01)             --
       In excess of net realized
         gain on investments               --             --            --             --              --
      Total distributions               (0.94)         (0.78)        (0.80)         (0.75)          (0.30)
      Net asset value, end of
       period                          $10.77         $10.29        $10.20          $9.79           $9.92
      Total return(E)                   14.4%           9.1%         12.8%           6.4%            2.2%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                          0.8%(D,G)      0.6%(D,G)     0.8%(D,G)      1.0%(D,G)       1.0%(D,F,G)
       Net investment income             6.7%(D)        7.7%(D)       7.9%(D)        7.4%(D)         7.4%(D,F)
      Portfolio turnover rate          642.8%          67.0%         57.3%         132.5%           66.3%(F)
      Net assets, end of period
       (in thousands)                $211,627        $74,423       $43,051        $27,087         $16,617


   (A) FOR THE PERIOD AUGUST 7, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
   (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1994.
   (C) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS AS FOLLOWS: 0.4% UNTIL APRIL 30, 1995; 0.45% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1996.
   (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL MARCH 31, 1990; 0.6% UNTIL DECEMBER 31, 1990; 0.75%
       UNTIL APRIL 30, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85% UNTIL AUGUST 31, 1992; 0.9% UNTIL APRIL 30, 1995; 0.95% UNTIL APRIL 30, 1996; AND
       1.00% UNTIL DECEMBER 31, 1996.
   (E) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (F) ANNUALIZED.
   (G) INCLUDES DISTRIBUTION FEE OF 0.5%.
                                                                               5

     INVESTMENT GRADE

                                               NAVIGATOR
                                                 CLASS                                   PRIMARY CLASS
                                              ------------   ------------------------------------------------------------
       Years Ended December 31,                  1995(B)        1995        1994        1993        1992        1991
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period       $10.32         $9.27       $10.40      $10.71      $10.71      $9.97
      Net investment income                        0.03(C)       0.65(D)      0.60(D)     0.62(D)     0.66(D)    0.76(D)
      Net realized and unrealized gain (loss)
       on investments, options and futures         0.12          1.17        (1.09)       0.33        0.25       0.77
      Total from investment
       operations                                  0.15          1.82        (0.49)       0.95        0.91       1.53
      Distributions to shareholders
       from:
       Net investment income                      (0.03)        (0.65)       (0.60)      (0.62)      (0.66)     (0.76)
       Net realized gain on investments              --            --        (0.04)      (0.63)      (0.25)     (0.03)
       In excess of net realized gain
         on investments                              --            --           --       (0.01)         --         --
      Total distributions                         (0.03)        (0.65)       (0.64)      (1.26)      (0.91)     (0.79)
      Net asset value, end of period             $10.44        $10.44        $9.27      $10.40      $10.71     $10.71
      Total return(E)                              1.4%         20.1%        (4.8)%      11.2%        6.8%      16.0%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                                    0.4%(C,F)     0.88%(D,G)   0.85%(D,G)  0.85%(D,G)  0.85%(D,G) 0.71%(D,G)
       Net investment income                       6.7%(C,F)     6.5%(D)      6.1%(D)     5.6%(D)     6.1%(D)    7.3%(D)
      Portfolio turnover rate                    221.1%        221.1%       200.1%      348.2%      316.7%     212.5%
      Net assets, end of period (in thousands)     $249       $85,633      $66,196     $68,781     $48,033    $36,498

       Years Ended December 31,
                                                    1990           1989        1988          1987(A)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period          $10.29         $9.88       $9.94         $10.00
      Net investment income                           0.84(D)       0.82(D)     0.78(D)        0.31(D)
      Net realized and unrealized gain (loss)
       on investments, options and futures           (0.28)         0.41       (0.035)        (0.06)
      Total from investment
       operations                                     0.56          1.23        0.745          0.25
      Distributions to shareholders
       from:
       Net investment income                         (0.84)        (0.82)      (0.78)         (0.31)
       Net realized gain on investments              (0.04)           --       (0.025)           --
       In excess of net realized gain
         on investments                                 --            --           --            --
      Total distributions                            (0.88)        (0.82)      (0.805)        (0.31)
      Net asset value, end of period                  $9.97       $10.29        $9.88         $9.94
      Total return(E)                                  5.8%        13.0%         7.7%          2.6%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                                        0.50%(D,G)   0.82%(D,G)   1.00%(D,G)    1.00%(D,F,G)
       Net investment income                           8.3%(D)      8.1%(D)      7.7%(D)       7.8%(D,F)
      Portfolio turnover rate                         54.9%        92.4%       146.3%         72.4%(F)
      Net assets, end of period (in thousands)      $22,994      $13,891       $9,913        $5,661


   (A) FOR THE PERIOD AUGUST 7, 1987 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1987.
   (B) FOR THE PERIOD DECEMBER 1, 1995 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO DECEMBER 31, 1995.
   (C) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 0.40% UNTIL APRIL 30, 1996; AND 0.50% UNTIL DECEMBER 31, 1996.
   (D) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY THE MANAGER FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS AS FOLLOWS: 1.0% UNTIL SEPTEMBER 10, 1989; 0.5% UNTIL DECEMBER 31, 1990; 0.65% UNTIL APRIL 30, 1991; 0.7%
       UNTIL OCTOBER 31, 1991; 0.8% UNTIL DECEMBER 31, 1991; 0.85% UNTIL APRIL 30, 1995; 0.9% UNTIL APRIL 30, 1996 AND 1.00% UNTIL DECEMBER 31, 1996.
   (E) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (F) ANNUALIZED.
   (G) INCLUDES DISTRIBUTION FEE OF 0.5%.

     HIGH YIELD

                                                                                 PRIMARY CLASS
     Years Ended December 31,                                               1995             1994(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                $13.57           $15.00
      Net investment income                                                 1.29             1.02
      Net realized and unrealized gain (loss) on investments                1.05            (1.44)
      Total from investment operations                                      2.34             (.42)
      Distributions to shareholders from net investment income             (1.29)           (1.01)
      Net asset value, end of period                                      $14.62           $13.57
      Total return(B)                                                      18.01%           (2.90)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                                                            1.5%             1.6%(C)
        Net investment income                                               9.3%             8.4%(C)
      Portfolio turnover rate                                              47.4%            67.4%(C)
      Net assets, end of period (in thousands)                           $108,417          $53,424

   (A) FOR THE PERIOD FEBRUARY 1, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.
   (B) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (C) ANNUALIZED.

     GOVERNMENT MONEY MARKET

                                                                         PRIMARY CLASS
                                       -------------------------------------------------------------------------------------------
      Years Ended December 31,             1995             1994             1993             1992            1991
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
        period                             $1.00            $1.00            $1.00            $1.00           $1.00
      Net investment income                  .05              .04              .03              .03             .05
      Net realized gain (loss) on
        investments                          NIL             (NIL)              --               --             NIL
      Total from investment
        operations                           .05              .04              .03              .03             .05
      Dividends paid from:
        Net investment income               (.05)            (.04)            (.03)            (.03)           (.05)
        Realized gain on
          investments                         --               --               --               --            (NIL)
      Net asset value, end of
        period                             $1.00            $1.00            $1.00            $1.00           $1.00
      Total return                          5.31%            3.66%            2.80%            3.49%           5.87%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                             .67%             .69%             .71%             .73%            .73%
        Net investment income               5.17%            3.66%            2.76%            3.45%           5.36%
      Net assets, end of period (in
        thousands)                       $316,646         $214,576         $172,533         $170,910        $180,733




      Years Ended December 31,            1990             1989(A)
----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
        period                            $1.00            $1.00
      Net investment income                 .07              .08(B)
      Net realized gain (loss) on
        investments                          --               --
      Total from investment
        operations                          .07              .08
      Dividends paid from:
        Net investment income              (.07)            (.08)
        Realized gain on
          investments                        --               --
      Net asset value, end of
        period                            $1.00            $1.00
      Total return                         7.56%            8.68%(C)
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses                            .81%             .80%(B,C)
        Net investment income              7.29%            8.35%(C)
      Net assets, end of period (in
        thousands)                      $132,408          $87,958

   (A) FOR THE PERIOD JANUARY 31, 1989 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1989.
   (B) NET OF FEES WAIVED BY THE MANAGER FOR EXPENSES IN EXCESS OF THE FOLLOWING ANNUAL RATES: 0.50% THROUGH MARCH 28, 1989; 0.75% THROUGH JUNE 30, 1989; AND 0.85% THROUGH DECEMBER 31, 1989.
   (C) ANNUALIZED.

     PERFORMANCE INFORMATION
          From time to time each bond fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performances only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.

          Total returns as of December 31, 1995 were as follows:


      CUMULATIVE TOTAL       GOVERNMENT    INVESTMENT      HIGH
      RETURN                INTERMEDIATE     GRADE        YIELD
      Primary Class:
        One Year               +13.88%        +20.14%     +18.01%
        Five Years             +44.74%        +57.52%        N/A
        Life of Class          +93.68%(A)    +107.93%(A)  +14.60%(B)
      Navigator Class:
        One Year               +14.45%           N/A         N/A
        Life of Class          +15.02%(C)      +1.42%(D)     N/A


      AVERAGE ANNUAL         GOVERNMENT    INVESTMENT      HIGH
        TOTAL RETURN        INTERMEDIATE     GRADE        YIELD
      Primary Class:
        One Year               +13.88%       +20.14%      +18.01%
        Five Years              +7.68%        +9.51%         N/A
        Life of Class           +8.18%(A)     +9.10%(A)    +7.38%(B)
      Navigator Class:
        One Year               +14.45%          N/A          N/A
        Life of Class          +13.81%(C)       N/A          N/A

    (A) Inception of Government Intermediate and Investment Grade -- August 7, 1987.
    (B) Inception of High Yield -- February 1, 1994.
    (C) For the period December 1, 1994 (commencement of sale of Navigator Shares) to December 31, 1995.
    (D) For the period December 1, 1995 (commencement of sale of Navigator Shares) to December 31, 1995.

          No adjustment has been made for any income taxes payable by shareholders. The investment return of each Fund will fluctuate. The principal value of an investment in each Fund (except Government Money Market) will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of Government Intermediate and Investment Grade would have been lower if the Manager had not waived/reimbursed certain fees and expenses during the fiscal years 1987 through 1995.

          Further information about each Fund's performance is contained in the respective Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.

GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:
          Each Fund also may advertise its yield or effective yield. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

GOVERNMENT MONEY MARKET:
          From time to time, the Fund may quote its yield, including a compound effective yield, in advertisements or in reports or other communications to shareholders. The Fund's "yield" refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized." That is, the average daily net income generated by the investment during that week is assumed to be generated each day over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but assumes that the income earned by an investment is reinvested. The Fund's effective yield will be slightly higher than the Fund's yield because of the compounding effect of this assumed reinvestment.

          Yield information may be useful in reviewing the Fund's performance and providing a basis for comparison with other investment alternatives. However, the Fund's yield may change in response to fluctuations in interest rates and Fund expenses. Past performance is not a guarantee of future performance.

          The Fund's yield for the seven-day period ended December 31, 1995 was 4.95%. The effective yield for the same period was 5.07%.

     INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GOVERNMENT INTERMEDIATE'S investment objective is to provide investors with high current income consistent with prudent investment risk and liquidity needs. At least 75% of the Fund's total assets are, under normal circumstances, invested in U.S. government securities or instruments secured by such securities, including repurchase agreements. The Fund expects to maintain an average dollar-weighted maturity of between three and ten years. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not guarantee the market value of the Fund's investments or the market value or yield of the Fund's shares, which will fluctuate as market interest rates change. Investments in mortgage-related securities issued by governmental or government-related entities, as described on page 15, will be included in the 75% limitation.

          The balance of the Fund, up to 25% of its total assets, normally is invested in cash, commercial paper and investment grade debt securities rated within one of the four highest grades assigned by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa), securities comparably rated by another NRSRO, or unrated securities judged by the Adviser to be of comparable quality. Debt securities rated Baa are deemed by Moody's to have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is the case for high-grade debt securities. A further description of Moody's and S&P's ratings is included in the Appendix to this Prospectus.

          INVESTMENT GRADE'S investment objective is to provide investors with a high level of current income through investment in a diversified portfolio of debt securities. In seeking to achieve its objective, the Fund invests primarily in debt securities which the Adviser considers to be of investment grade, of which some may be privately placed and some may have equity features.

          In pursuing its objective, under normal circumstances, the Fund invests at least 75% of its total assets in the following types of investment grade interest-bearing debt securities:

          (1) debt securities which are rated at the time of purchase within the four highest grades assigned by Moody's or S&P, or, if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality.

          (2) securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

          (3) commercial paper and other money market instruments which are rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment, or if unrated by Moody's or S&P, judged by the Adviser to have investment quality comparable to securities which may be purchased under item (1); bank certificates of deposit; and bankers' acceptances.

          The remainder of the Fund's assets, not in excess of 25% of its total assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's and S&P's four highest grades, but rated B or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by the Adviser to be of comparable quality; (2) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features); and (3) preferred stocks, rated no lower than Ba by Moody's or, if unrated by Moody's, judged by the Adviser to be of comparable quality.

          The Fund currently invests in debt securities with maturities ranging from short-term (including overnight) up to forty years and anticipates that it will continue to do so. The Fund expects to maintain its portfolio of securities so as to have an average dollar-weighted maturity of between five and twenty years.

          HIGH YIELD'S investment objective is to provide investors with a high level of current income. As a secondary objective, the Fund seeks capital appreciation. In seeking to achieve the Fund's objectives, the Adviser, under normal circumstances, invests at least 65% of the Fund's total assets in high yield, fixed-income securities, that is, income producing debt securities and preferred stocks of all types, including corporate debt securities and preferred stock, convertible securities, zero coupon securities, deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the primary objective of high current income or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in fixed-income securities rated above BBB by S&P or Baa by Moody's, comparably rated by another NRSRO, or unrated securities deemed by the Adviser to be of equivalent quality. Moreover, the Fund may hold cash or money market instruments without limit for temporary defensive purposes or pending investment. Current yield is the primary consideration used by the Adviser in the selection of portfolio securities, although consideration may also be given to the potential for capital appreciation.

          Higher yields are generally available from securities rated BBB or lower by S&P, Baa or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality, and the Fund may invest all or a substantial portion of its assets in such securities. Debt securities rated below investment grade (i.e., below BBB/Baa) are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P, which ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest. Ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Adviser does not rely solely on the ratings of rated securities in making investment decisions but also evaluates other economic and business factors affecting the issuer. The Appendix to this Prospectus describes Moody's and S&P's rating categories of securities in which the Fund may invest.

          Fixed-income securities in which the Fund may invest include preferred stocks and all types of debt obligations of both domestic and foreign issuers, commercial paper, and obligations issued or guaranteed by the U.S. Government, foreign governments or of any of their respective political subdivisions, agencies, or instrumentalities, including repurchase agreements secured by such instruments.

          The Fund may invest up to 25% of its total assets in private placements, securities traded pursuant to Rule 144A under the Securities Act of 1933, or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid, under guidelines adopted by the Corporation's Board of Directors pursuant to SEC regulations. The Fund will not invest more than 5% of its total assets in any one issuer, except for issues of the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by such securities; however, up to 25% of the Fund's total assets may be invested in securities issued by Canadian provinces or by Crown Corporations whose obligations are guaranteed by either the Canadian federal government or a provincial government. No more than 25% of the Fund's total assets may be invested in issuers having their principal business activity in the same industry.

          GOVERNMENT MONEY MARKET'S investment objective is to obtain high current income consistent with liquidity and conservation of principal.

          The Fund invests only in U.S. government obligations and repurchase agreements secured by such instruments. U.S. government obligations include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates of the Government National Mortgage Association),
      (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Bank), (c) the discretionary authority of the U.S. Treasury to lend to the issuer (such as Federal National Mortgage Association securities) or (d) only the credit of the instrumentality (such as the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not insure or guarantee the market value of the Fund's shares.

          The Fund attempts to stabilize the net asset value of a Fund share at $1.00. To maintain that net asset value, the Fund pursues several practices intended to minimize the effect of interest rate fluctuations. It invests in a portfolio of money market instruments with remaining maturities of 397 days or less; it maintains the dollar-weighted average maturity of the portfolio at 90 days or less; and it buys only high quality securities which the Adviser believes present minimal credit risk. The Fund, of course, cannot guarantee a net asset value of $1.00 per share. The Fund may invest in variable rate U.S. government obligations that have stated maturities in excess of 397 days if such obligations comply with conditions established by the SEC. Also, securities held by the Fund as collateral for repurchase agreements and other collateralized transactions may have remaining maturities in excess of 397 days.

GENERAL
          The market value of the interest-bearing debt securities held by a Fund, and therefore the net asset value of Fund shares, is affected by changes in market interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates; i.e., a decline in interest rates produces an increase in market value, while an increase in rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater is the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also affect the market value of the debt securities of that issuer.

          Certain of the mortgage-backed and other securities in which a Fund can invest pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. The more closely these changes reflect current market rates, the more likely the instrument will trade at a price close to its par value. Some instruments do not directly track the underlying index, but reset based on formulas that can produce an effect similar to leverage; others may provide for interest payments that vary inversely with market rates; these instruments are regarded as "derivatives," and may vary significantly in market price when interest rates change.

          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, may not be changed without the approval of its shareholders. A full description of these investment limitations is included in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to Government Intermediate, Investment Grade and High Yield unless otherwise stated.

      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The

      Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      CALLABLE DEBT SECURITIES
          A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Fund's ability to achieve its investment objectives.

      RISKS OF LOWER RATED DEBT SECURITIES
          Debt securities rated Baa and preferred stock rated Ba are deemed by Moody's to have speculative characteristics. Debt securities rated B by Moody's "generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small." S&P states that debt rated B "has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal."

          High yield bonds offer a higher yield to maturity than bonds with higher ratings, as compensation for holding an obligation that is subject to greater risk. The principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
      (iii) the fact that such obligations are often unsecured and are subordinated to the claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn,
      (vii) the fact that the issuers are often highly leveraged and may not have access to more traditional methods of financings and (viii) the possibility of adverse publicity and investor perceptions, whether or not due to fundamental analysis, which may result in widespread sales and declining market prices. If the Fund is required to seek recovery upon a default in the payment of principal or interest, it may incur additional expenses and may have limited legal recourse in the event of a default.

          As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. Yields on lower rated debt securities may rise dramatically in such periods, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. Because the market for high yield securities is less liquid, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets.

          Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.

          If an investment grade security purchased by Investment Grade is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund's portfolio.

          The table below provides a summary of ratings assigned to debt holdings in the portfolios of Investment Grade and High Yield. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1995, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

               AAA/
  MOODY'S      AA/A      BAA       BA       B       CAA       CA       C        NR
Investment
 Grade         65.0%     19.1%     8.6%     5.6%      --       --       --      1.7%
High Yield       --       2.3%    16.1%    65.6%     2.3%     0.7%     0.1%    12.9%

               AAA/
    S&P        AA/A     BBB       BB       B       CCC      CC/C      D        NR
Investment
 Grade         66.8%    15.9%    13.0%     4.3%      --      --        --       --
High Yield      --      1.4 %    22.4%    59.3%     8.9%     --       0.2%     7.8%

          There were no debt securities not rated by either Moody's or S&P for Investment Grade. The dollar-weighted average of debt securities not rated by either Moody's or S&P amounted to 7.7% for High Yield. This may include securities rated by other NRSROs, as well as unrated securities. Unrated securities are not necessarily lower-quality securities, but may not be attractive to as many investors.

      U.S. GOVERNMENT SECURITIES (THE FOLLOWING APPLIES TO GOVERNMENT MONEY MARKET ALSO)
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Federal National Mortgage Association ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause a Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining a Fund's average maturity, the Adviser must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

          A Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which that Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities on a specified future date.

          RESTRICTIONS: Government Intermediate and Investment Grade normally may invest up to 50% of their total assets in mortgage-related securities, including those issued by the governmental or government-related entities referred to above. No more than 25% of Government Intermediate's or Investment Grade's total assets normally are invested in mortgage-related securities issued by non-governmental entities. Mortgage dollar roll transactions may be considered borrowings and, if so, will be subject to each Fund's investment limitation that, except for temporary purposes, a Fund will not borrow money in excess of 5% of its total assets at the time of borrowing.

      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.

          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.

          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.

          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.

          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

      ASSET-BACKED SECURITIES
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities. The value of such securities depends in part on loan repayments by individuals, which may be adversely affected during general downturns in the economy.

      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.

          Government Intermediate and Investment Grade do not intend to exercise conversion rights for any convertible security they own and do not intend to hold any security which has been subject to conversion.

      ZERO COUPON BONDS
          Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the price can also reflect a premium or discount to the original issue discount reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

          The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Additional Tax Information" in the Statement of Additional Information. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to that Fund and when that Fund would not otherwise choose to dispose of the assets.

      STRIPPED MORTGAGE-BACKED SECURITIES
          The Funds may also invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Funds may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on such IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in each Fund's limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the Adviser, following guidelines and standards established by the Corporation's Board of Directors.

      PAY-IN-KIND BONDS (HIGH YIELD ONLY)
          Pay-in-kind bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently and having similar maturities and credit quality. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and the Fund may obtain no return at all on its investment if the issuer defaults.

          The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, the Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      PREFERRED STOCK (HIGH YIELD ONLY)
          Preferred stock may be purchased as a substitute for debt securities of the same issuer when, in the opinion of the Adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      FOREIGN SECURITIES

GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE:
          The Funds may invest in U.S. dollar-denominated debt securities issued by foreign companies and governments. The foreign government securities in which a Fund invests generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The Funds also may invest in debt securities of foreign "quasi-governmental agencies," which are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Because the foreign securities in which the Funds invest are U.S. dollar-denominated, there is no risk of currency fluctuation.

HIGH YIELD:
          High Yield may invest up to 25% of its total assets in securities of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar. To facilitate investment in foreign securities, the Fund may hold positions in foreign currencies. In addition, for hedging purposes, the Fund may purchase and write either listed or over-the-counter put and call options on foreign currencies or may enter into forward foreign currency contracts ("forward currency contracts").

          Forward currency contracts involve obligations to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The Fund may enter into these contracts for the purpose of hedging against risk arising from its investment or anticipated investment in securities denominated in foreign currencies. Forward currency contracts involve certain risks, including the risk that anticipated currency movements will not be accurately predicted causing the Fund to sustain losses on these contracts.

          The Fund may invest in fixed-income and other debt securities of issuers based in emerging markets (including countries in Latin America, Eastern Europe, Asia and Africa).

      RISKS OF FOREIGN SECURITIES
          Investment in foreign securities presents certain risks, including those resulting from adverse political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Some foreign securities are subject to foreign income and withholding taxes. Additional risks associated with investing in foreign securities include the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying instrument. Some foreign governments have defaulted on principal and/or interest payments; in such cases, a Fund would have limited recourse to enforce its rights under the instruments it holds. The risks of foreign investment, described above, are greater for investments in emerging markets. Debt securities of issuers in such countries will typically be rated below investment grade or be of comparable quality.

      REPURCHASE AGREEMENTS (THE FOLLOWING APPLIES TO GOVERNMENT MONEY MARKET
      ALSO)
          Repurchase agreements are agreements under which U.S. government obligations (or, with respect to Government Intermediate, Investment Grade and High Yield, other high-quality, liquid debt securities) are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which the Adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.

          RESTRICTIONS: A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (15% in the case of High Yield) of its total assets would be invested in such agreements and other illiquid investments.

      WHEN-ISSUED SECURITIES (THE FOLLOWING APPLIES TO GOVERNMENT MONEY MARKET
      ALSO)
          Each Fund may enter into commitments to purchase U.S. government securities or other securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or liquid, high-quality debt securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

          Government Intermediate, Investment Grade and Government Money Market each do not expect that commitments to purchase when-issued securities will at any time exceed, in the aggregate, 20% of its total assets.

      FUTURES AND OPTIONS TRANSACTIONS

GOVERNMENT INTERMEDIATE AND INVESTMENT GRADE :
          In an effort to protect against the effect of adverse changes in interest rates, a Fund may purchase and sell interest rate futures contracts and may purchase put options on interest rate futures contracts and debt securities (practices known as "hedging"). A futures contract is an agreement by a Fund to buy or sell securities at a specified date and price. The purchase of a put option on a futures contract allows a Fund, at its option, to enter into a particular futures contract to sell securities at any time up to the option's expiration date.

          A Fund may seek to enhance its income or hedge the portfolio by writing (selling) covered call options (i.e., a Fund will own the underlying instrument while the call is outstanding) and covered put options (i.e., a Fund will have cash, U.S. government securities or other high-grade, liquid debt instruments in a segregated account in an amount not less than the exercise price while the put is outstanding).

          RESTRICTIONS: A Fund will not enter into any futures contracts and related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of that Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 33-1/3% of that Fund's total assets would be so invested.

HIGH YIELD:
          The Fund may write (sell) or purchase put and call options on domestic and foreign securities, securities indices and foreign currencies. Call options written by the Fund give the holder the right to buy the underlying securities or currencies from the Fund at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date. Put options give the holder the right to sell the underlying security or currencies to the Fund during the term of the option at a fixed exercise price up to a stated expiration date, or in the case of certain options, on such date.

          The Fund may also enter into options on the yield "spread"or yield differential between two fixed-income securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes.

          The Fund may purchase and sell futures contracts on foreign currencies, securities, or indices of securities, including indices of fixed-income securities which may become available for trading. The Fund may also purchase and write options on such futures contracts.

      RISKS OF FUTURES, OPTIONS AND FORWARD CURRENCY CONTRACTS
          Many options on debt securities are traded primarily on the over-the-counter ("OTC") market. OTC options differ from exchange-traded options in that the former are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of the Funds' investment limitations.

          When a Fund purchases or sells a futures contract, the Fund is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The use by a Fund of futures contracts or commodities option positions for other than bona fide hedging purposes is restricted by government regulations. (See the Statement of Additional Information.) If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.

          The use of options, futures and forward currency contracts involves certain investment risks and transaction costs to which the Fund might not be subject if it did not use such instruments. These risks include (1) dependence on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets;
      (2) imperfect correlation between movements in the price of options, currencies, futures contracts, forward currency contracts or options thereon and movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time which may result in unanticipated losses;
      (5) the possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out certain options, futures contracts and options thereon and forward currency contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended ("Code") (see "Additional Tax Information" in the Statement of Additional Information); and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged instruments. The use of options for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of futures or forward currency contracts to hedge an anticipated purchase (other than a when-issued or delayed delivery purchase), also subjects a Fund to additional risk until the purchase is completed or the position is closed out.

          The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

      RESTRICTED AND ILLIQUID SECURITIES
          Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. Repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and a Fund may have difficulty disposing of such securities promptly.

          RESTRICTIONS: No more than 15% of High Yield's net assets will be invested in securities which are deemed illiquid, defined as securities that cannot be sold within 7 days at approximately the price they are valued. No more than 10% of Government Intermediate's or Investment Grade's net assets will be invested in illiquid securities.

      INTEREST RATE SWAPS (HIGH YIELD ONLY)
          The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties which transfers interest rate obligations, one of which is an interest rate fixed until the maturity of the obligation, while the other is a rate which changes with the changes in some other rate, such as the prime rate or the London Interbank Offered Rate (LIBOR). Such swaps will be used when the Fund wishes to effectively convert a floating rate asset into a fixed rate asset, or vice versa.

      LOAN PARTICIPATIONS AND ASSIGNMENTS (HIGH YIELD ONLY)
          The Fund may also invest in "loan participations or assignments." In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations may also be purchased by the Fund when the borrowing company is already in default.

          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

          RESTRICTIONS: Many of the interests in loans purchased by the Fund will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.

      LENDING
          Each Fund may loan its portfolio securities to qualified borrowers who deposit and maintain with the Fund cash collateral equal to at least 100% of the market value of the securities loaned.

PORTFOLIO TURNOVER
          For the year ended December 31, 1995, Government Intermediate's portfolio turnover rate was 289.9%, Investment Grade's portfolio turnover rate was 221.1% and High Yield's portfolio turnover rate was 47.4%. Each Fund anticipates that in the future its annual portfolio turnover rate may exceed 300%. The Funds may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of the Funds. A portfolio turnover rate in excess of 100% will involve correspondingly greater transaction costs which will be borne directly by a Fund. It may also increase the amount of net short-term capital gains, if any, realized by a Fund and will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.

HOW YOU CAN INVEST IN THE FUNDS
          You may purchase Primary Shares of the Funds through a brokerage account with Legg

      Mason or with an affiliate that has a dealer agreement with Legg Mason (Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company). Your Legg Mason or affiliated investment executive will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Legg Mason or affiliated investment executive should be completed if you invest in shares of the Funds through an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan.

          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $100 for Government Intermediate, Investment Grade and High Yield and $500 for Government Money Market, except as noted below. Initial and subsequent investments in an IRA account established on behalf of a nonworking spouse of a shareholder who has an IRA invested in the Funds require a minimum amount of only $250. However, once an account is established, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan will bring the investment for the year to the maximum amount permitted under the Code.

          Cash held in Legg Mason brokerage accounts of Fund shareholders may be invested in Government Money Market during regularly scheduled "sweeps" of such accounts made twice each month. (Brokerage accounts participating in the Premier Asset Management Account described on page 28 are swept daily for free credit balances of $100 or more and weekly for free credit balances of less than $100.) For purchases of shares through payroll deduction plans, a Fund's Future First Systematic Investment Plan and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion. You should always furnish your shareholder account number when making additional purchases of shares.

          There are three ways you can invest in Primary Shares:

1. THROUGH YOUR LEGG MASON OR AFFILIATED INVESTMENT EXECUTIVE
          Shares may be purchased through any Legg Mason or affiliated investment executive. An investment executive will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established a Legg Mason or affiliated account, you can order shares from your investment executive in person, by telephone or by mail.

          If you want to purchase shares by mail, send a check for $100 or more ($500 or more for Government Money Market), payable to:

          [insert complete Fund name]
          c/o Legg Mason Funds Processing
          P.O. Box 1476
          Baltimore, Maryland 21203-1476

2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Fund of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to prepare a check each month drawn on your checking account. Please contact any Legg Mason or affiliated investment executive for further information.

3. THROUGH AUTOMATIC INVESTMENTS
          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through any Legg Mason or affiliated investment executive.

          In addition to the above, you may also use the following method to invest in Government Money Market:

BY TELEPHONE OR WIRE TRANSFER OF FUNDS
          Once you have opened an account with the Fund, you may also purchase shares by telephone, using available cash balances in your Legg Mason or affiliated brokerage account, or by wire transfer of funds from your bank directly to Legg Mason. Please contact any Legg Mason or affiliated investment executive for further information. Wire transfers may be subject to a service charge by your bank. Purchases made by telephone from available cash balances in your Legg Mason or affiliated brokerage account or wire payments representing federal funds will normally be completed on the same or the next business day.

          Any order for which your investment executive has submitted a purchase by 12:00 noon, Eastern time, and for which wired funds have been received, will earn dividends on shares purchased that day.

          Primary Shares purchased on behalf of an IRA, Keogh Plan, SEP or other qualified retirement plan will be processed at the net asset value next determined after Legg Mason's Funds Processing receives a check for the amount of the purchase. Other Primary Share purchases of Government Intermediate, Investment Grade or High Yield will be processed at the net asset value next determined after your Legg Mason or affiliated investment executive has received your order; payment must be made within three business days to Legg Mason. Orders for one of those Funds, received by your Legg Mason or affiliated investment executive before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open, will be executed at the net asset value determined as of the close of the Exchange on that day. Orders for one of those Funds, received by your Legg Mason or affiliated investment executive after the close of the Exchange or on days the Exchange is closed, will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open.

          Shares of Government Money Market are issued at the net asset value next determined after receipt of a purchase order and payment in proper form. Many instruments in which the Fund invests must be paid for in immediately available money called "federal funds." Therefore, payments received from you for the purchase of shares in other than federal funds form will require conversion into federal funds before your purchase order may be executed. For checks, this normally will take two days but may take up to nine days. All checks are accepted subject to collection at full face value in federal funds and must be drawn in U.S. dollars on a domestic bank. If an order for shares of Government Money Market and payment in federal funds is received by your Legg Mason or affiliated investment executive prior to 12:00 noon, Eastern time, on any day that the Exchange is open, the shares will be purchased and earn dividends on that day; if such an order is received at 12:00 noon or later, or on days the Exchange is closed, the shares will be purchased at the next determined net asset value and will earn dividends on the next day the Exchange is open. See "How Net Asset Value is Determined," page 26.

          Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED
          When you initially purchase shares, a shareholder account is automatically established for you. Any shares that you purchase or receive as a dividend will be credited directly to your account at the time of purchase or receipt. No certificates are issued unless you specifically request them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares of any Fund prior to 15 business days after purchase of such shares by check unless the Fund can be reasonably assured during that period that payment for the purchase of such shares has been collected. Shares may not be held in, or transferred to, an account with any brokerage firm other than Legg Mason or its affiliates.

HOW YOU CAN REDEEM YOUR PRIMARY SHARES

THE FOLLOWING REDEMPTION INFORMATION APPLIES TO GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD :
          There are two ways you can redeem your Primary Shares of Government Intermediate, Investment Grade or High Yield. First, you may give your Legg Mason or affiliated investment executive an order for repurchase of your shares. Please have the following information ready when you call: the name of the Fund, the number of shares to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

          Requests for redemption in "good order," as described below, received by your Legg Mason or affiliated investment executive before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Legg Mason or affiliated investment executive after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Legg Mason or affiliated investment executive may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

          Proceeds from your redemption normally will settle in your Legg Mason brokerage account two business days after trade date. However, each Fund reserves the right to take longer (up to seven days in some cases) to make payment upon redemption if, in the judgment of the Adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 15 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.

          A redemption request will be considered to be received in "good order" only if:

          1. You have indicated in writing the number of Primary Shares to be redeemed, the complete Fund name and your shareholder account number;

          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;

          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and

          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

THE FOLLOWING REDEMPTION INFORMATION APPLIES TO GOVERNMENT MONEY MARKET :
          All redemptions will be made in cash at the net asset value per share next determined after the receipt by the Fund of a redemption request in proper form either in writing or by telephone as described below. Requests for redemption received after 12:00 noon, Eastern time, will be executed on the next day the Exchange is open, at the net asset value next determined. However, payment of redemption proceeds for shares purchased by check and shares acquired through reinvestment of dividends on such shares may be delayed for up to 10 days after receipt of the check in order to allow time for the check to clear. Any of the following methods may be used to redeem shares of Government Money Market:

1. Redemption by Telephone
          Telephone redemptions may be made by calling your Legg Mason or affiliated investment executive. However, you may not redeem shares by telephone for which certificates have been issued. The minimum amount for telephone redemptions is $100 unless you require a lesser amount to complete a transaction in your Legg Mason or affiliated brokerage account. Proceeds of redemptions requested by telephone will be transmitted only to you. They may be transferred by mail or wire, at your direction (see below). Proceeds of redemptions authorized by telephone will be credited directly to your Legg Mason or affiliated brokerage account the same day. Checks representing redemption proceeds normally will be mailed within three business days of redemption but may take longer (up to seven days in some cases) if the Adviser believes that immediate payment could adversely affect the Fund. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) Wire transfers of proceeds to you from your Legg Mason or affiliated brokerage account will normally be transmitted within two business days.

          To make a telephone redemption, you should call your Legg Mason or affiliated investment executive and provide your name, the Fund's name, your Fund account number and the number of shares or dollar amount you wish to redeem. In the event that you are unable to reach your Legg Mason or affiliated investment executive by telephone, you may make a redemption request by mail. There is no fee for telephone redemptions with the exception of wire redemptions by telephone, as described below.

          You may request by telephone that your shares be redeemed and the proceeds wired to your account at a commercial bank in the United States. In order to initiate a wire redemption by telephone, you must inform your Legg Mason or affiliated investment executive of the name and address of your bank and your bank account number. If your designated bank is not a member of the Federal Reserve System, the proceeds will be wired to a member bank that has a correspondent relationship with your bank. The failure of the member bank immediately to notify your bank of the wire transfer could delay the crediting of redemption proceeds to your bank. An $18 fee for using the wire redemption service will be deducted by Legg Mason or its affiliate from the redemption proceeds that are wired to your bank.

2. Redemption by Check
          The Fund offers a free checkwriting service that permits you to write checks to anyone in amounts of $500 or more. The checks will be paid at the time they are received by BFDS for payment by redeeming the appropriate number of shares in your account; the shares will earn dividends until the check clears BFDS for payment. Please contact your Legg Mason or affiliated investment executive for further information regarding this service.

3. Redemption by Mail
          You may request the redemption of your shares by sending a letter signed by all of the registered owners of the account to: "Legg Mason U.S. Government Money Market Portfolio, c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476." Any stock certificates issued for the shares must be surrendered at the same time. For your protection, certificates, if any, should be sent by registered mail. On all requests for the redemption of shares valued at $10,000 or more, or when the proceeds of the redemption are to be paid to someone other than you, your signature must have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange, or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934. Legg Mason or its affiliates may request further documentation from corporations, executors, partnerships, administrators, trustees or custodians. Checks normally will be mailed within three business days of receipt of a proper redemption request to your address of record or, in accordance with your written request, to some other person.

4. Redemption to Pay for Securities Purchases at Legg Mason
          Legg Mason has established special redemption procedures for Fund shareholders who wish to purchase stocks, bonds or other securities at Legg Mason. You may place an order to buy securities through your Legg Mason or affiliated investment executive and, in the absence of any indication that you wish to make payment in another manner, Fund shares will be redeemed on the settlement date for the amount due. Fund shares may also be redeemed by Legg Mason to cover debit balances in your brokerage account. Contact your Legg Mason or affiliated investment executive for details.

FOR EACH FUND:
          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of shares, contact your Legg Mason or affiliated investment executive.

          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated investment executive for further instructions.

          To redeem your Legg Mason retirement account, a Distribution Request Form must be completed and returned to Legg Mason Client Services for processing. This form can be obtained through your Legg Mason or affiliated investment executive or Legg Mason Client Services in Baltimore, Maryland. Upon receipt of your form, your shares will be redeemed at the net asset value per share determined as of the next close of the Exchange.

          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

HOW NET ASSET VALUE IS DETERMINED

FOR GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:
          Net asset value per Primary Share is determined daily, as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Securities owned by the Funds for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Corporation's Board of Directors. With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

FOR GOVERNMENT MONEY MARKET:
          Net asset value per Fund share is determined twice daily, as of 12:00 noon, Eastern time, and the close of business of the Exchange, on every day that the Exchange is open, by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding. The Fund attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation. The Fund cannot guarantee that net asset value will always remain at $1.00 per share.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Primary Shares out of its investment company taxable income attributable to those shares, which consists of net investment income and net short-term capital gain. With respect to Government Intermediate, Investment Grade and Government Money Market, dividends from net investment income are declared daily and paid monthly. For

      High Yield, dividends from net investment income are declared and paid monthly. Shareholders of Government Intermediate, Investment Grade and High Yield begin to earn dividends on their Fund shares as of settlement date, which is normally the third business day after their orders are placed with their Legg Mason or affiliated investment executive. With respect to Government Intermediate, Investment Grade and High Yield, dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and, in the case of High Yield, net realized gains from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Since Government Money Market's policy is, under normal circumstances, to hold portfolio securities to maturity and to value portfolio securities at amortized cost, it does not expect to realize any capital gain or loss. If the Fund does realize any net short-term capital gains, it will distribute them at least once every 12 months.

          Dividends and other distributions, if any, on Primary Shares of a Fund held in an IRA, Keogh Plan, SEP or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares of that Fund on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;

          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;

          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or

          4. Receive both dividends and other distributions in cash.

          In certain cases, shareholders may reinvest dividends and other distributions in the corresponding class of shares of another Legg Mason fund. Please contact your Legg Mason or affiliated investment executive for additional information about this option.

          If no election is made, both dividends and other distributions are credited to your account in Primary Shares at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If you elect to receive dividends and/or other distributions in cash, you will be sent a check or will have your Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

          Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than IRAs, Keogh Plans, SEPs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during that year. Each Fund is required to withhold 31% of all dividends, and each Fund other than Government Money Market is required to withhold 31% of all capital gain distributions and redemption proceeds, payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends, and each Fund other than Government Money Market is required to withhold 31% of all capital gain distributions, payable to such shareholders who otherwise are subject to backup withholding.

FOR GOVERNMENT INTERMEDIATE, INVESTMENT GRADE AND HIGH YIELD:
          A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another Legg Mason fund generally will have similar tax consequences. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, you may also be subject to state and local income taxes on distributions from the Funds, depending on the laws of your home state and locality, though the portion of the dividends paid by each Fund attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares of Government Intermediate, Investment Grade and High Yield (except a reinvestment of dividends, capital gain distributions and shares purchased through the Future First Systematic Investment Plan or through automatic investments).

          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report will contain financial statements audited by the Corporation's independent accountants.

          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Legg Mason or affiliated investment executive for further information.

LEGG MASON PREMIER ASSET MANAGEMENT ACCOUNT
(FOR GOVERNMENT MONEY MARKET)
          Shareholders may participate in Legg Mason's Premier Asset Management Account, which combines the Fund account, a VISA Gold debit card, a Legg Mason brokerage account with margin borrowing availability and unlimited checks with no minimum check amount. Other services include automatic transfer of free credit balances in a participant's brokerage account to the Fund account and automatic redemption of Fund shares to offset debit balances in the participant's brokerage account. Legg Mason charges an annual fee for the Premier Asset Management Account, which is currently $85 for individuals and $100 for corporations and businesses. For further information, contact your Legg Mason or affiliated investment executive.

EXCHANGE PRIVILEGE
          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence:

      Legg Mason Cash Reserve Trust
          A money market fund seeking stability of principal and current income consistent with stability of principal.

      Legg Mason Tax Exempt Trust, Inc.
          A money market fund seeking high current income exempt from federal income tax, preservation of capital, and liquidity.

      Legg Mason U.S. Government Money Market Portfolio
          A money market fund seeking high current income consistent with liquidity and conservation of principal.

      Legg Mason Value Trust, Inc.
          A mutual fund seeking long-term growth of capital.

      Legg Mason Special Investment Trust, Inc.
          A mutual fund seeking capital appreciation by investing principally in issuers with market capitalizations of less than $2.5 billion.

      Legg Mason Total Return Trust, Inc.
          A mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

      Legg Mason American Leading Companies Trust
          A mutual fund seeking long-term capital appreciation and current income consistent with prudent investment risk.

      Legg Mason International Equity Trust
          A mutual fund seeking maximum long-term total return, by investing primarily in common stocks of companies located outside the United States.

      Legg Mason Emerging Markets Trust
          A mutual fund seeking long-term capital appreciation, by investing primarily in equity securities of companies based in or doing business in emerging markets countries.

      Legg Mason Global Government Trust
          A mutual fund seeking capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk, by investing principally in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities and political subdivisions.

      Legg Mason U.S. Government Intermediate-Term Portfolio
          A mutual fund seeking high current income consistent with prudent investment risk and liquidity needs, primarily by investing in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, while maintaining an average dollar-weighted maturity of between three and ten years.

      Legg Mason Investment Grade Income Portfolio
          A mutual fund seeking a high level of current income, through investment in a diversified portfolio consisting primarily of investment grade debt securities.

      Legg Mason High Yield Portfolio
          A mutual fund seeking primarily a high level of current income and secondarily, capital appreciation, by investing principally in lower-rated, fixed-income securities.

      Legg Mason Maryland Tax-Free Income Trust(A)
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

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      Legg Mason Pennsylvania Tax-Free Income Trust(A)
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital.

      Legg Mason Tax-Free Intermediate-Term Income Trust(A,B)
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk.

      (A) Shares of these funds are sold with an initial sales charge.
      (B) Effective August 1, 1995 through July 31, 1996, the sales charge will be waived for all new accounts and subsequent investments into existing accounts. After July 31, 1996, any exchanges of these shares will be subject to the full sales charge, if any, since no sales charge will have been paid on shares purchased during this period.

          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated investment executive. To effect an exchange by telephone, please call your Legg Mason or affiliated investment executive with the information described in the section "How You Can Redeem Your Primary Shares," page 24. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

          There is no assurance the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.

INVESTING THROUGH TAX-DEFERRED RETIREMENT PLANS
          Investors who are considering establishing an IRA, Keogh Plan, SEP or other qualified retirement plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. Your Legg Mason or affiliated investment executive can make available to you forms of plans. The option of investing in these plans through regular payroll deductions may be arranged with Legg Mason and your employer. Additional information with respect to these plans is available upon request from any Legg Mason or affiliated investment executive.

THE CORPORATION'S BOARD OF DIRECTORS, MANAGER AND INVESTMENT ADVISER

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.

MANAGER
          Pursuant to separate management agreements with each Fund (each a "Management Agreement"), which were approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc., a wholly owned subsidiary of Legg Mason, Inc., serves as each Fund's manager. The Manager manages the noninvestment affairs of each Fund, directs all matters related to the operation of the Funds and provides office space and administrative staff for the Funds. Each Fund pays the Manager, pursuant to the Management Agreement, a management fee equal to the following annual rates of its average daily net assets attributable to Primary Shares: Government Intermediate, 0.55%; Investment Grade, 0.60%; High Yield, 0.65%; and Government Money Market, 0.50%. The Manager has agreed that until December 31, 1997 or when Government Intermediate reaches net assets of $400 million, whichever occurs first, it will continue to reimburse fees and/or assume other

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      expenses to the extent the Fund's expenses attributable to Primary Shares
      (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the Fund's average daily net assets for such month. If the Fund's assets total $400 million before December 31, 1997, the Manager has agreed not to increase this "cap" by more than 10 basis points. The Manager does not anticipate that the Fund's assets will total $400 million before December 31, 1997, although there can be no assurance that this will be the case. After reimbursement by the Manager of certain expenses, the Fund's total operating expenses for the year ended December 31, 1995 were 0.94% of average daily net assets. The Manager has also agreed that until December 31, 1997 or when Investment Grade reaches net assets of $100 million, whichever occurs first, it will continue to reimburse fees and/or assume other expenses to the extent the Fund's expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.00% of the Fund's average daily net assets for such month. After reimbursement by the Manager of certain expenses, the Fund's total operating expenses for the year ended December 31, 1995 were 0.88% of average daily net assets. These reimbursement agreements are voluntary and may or may not be renewed by the Manager. Reimbursement by the Manager reduces a Fund's expenses and increases its yield and total return. For the year ended December 31, 1995, total operating expenses of High Yield and Government Money Market were 1.5% and 0.67% of average daily net assets, respectively.

          The Manager acts as investment adviser, manager or consultant to sixteen investment company portfolios which had aggregate assets under management of over $5.5 billion as of March 31, 1996. The Manager's address is 111 South Calvert Street, Baltimore, Maryland 21202.

INVESTMENT ADVISER
          Western Asset Management Company, another wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to each Fund pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Corporation's Board of Directors. The Adviser manages the investment and other affairs of each Fund and directs the investments of each Fund in accordance with its investment objective, policies and limitations. For these services, the Manager (not the Funds) pays the Adviser a fee, computed daily and payable monthly, at an annual rate equal to: 0.20% of Government Intermediate's average daily net assets, not to exceed the fee paid to the Manager; 40% of the fee received by the Manager, or 0.24% of Investment Grade's average daily net assets; 77% of the fee received by the Manager, or 0.50% of High Yield's average daily net assets; and 30% of the fee received by the Manager, or 0.15% of Government Money Market's average daily net assets.

          An investment committee has been responsible for the day-to-day management of each Fund since its inception.

          The Adviser also renders investment advice to fourteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $3.3 billion as of March 31, 1996. The Adviser also renders investment advice to private accounts with fixed income assets under management of approximately $16.6 billion as of that date. The address of the Adviser is 117 East Colorado Boulevard, Pasadena, California 91105.

          The Adviser has managed fixed income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.

          In managing fixed-income portfolios, the Adviser first studies the range of factors that influence interest rates and develops a long-term interest rate forecast. It then allocates available funds to those sectors of the market (for example, government, corporate, or mortgage-backed securities), which it considers most attractive. Then it selects the specific issues which it believes represent the best values. All three decisions are integral parts of the Adviser's portfolio management process and contribute to its performance record.

THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of the Funds' shares pursuant to an Underwriting Agreement with the Corporation. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs.

          Legg Mason also receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended December 31, 1995, Legg Mason received $53,079, $22,184, $16,529 and
      $77,378 for performing such services in connection with Government Intermediate, Investment Grade, High Yield and Government Money Market, respectively.

          The Board of Directors of the Corporation has adopted Distribution and Shareholder Services Plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") for each Fund. The Plans provide that as compensation for Legg Mason's ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Government Intermediate, Investment Grade and High Yield each pay Legg Mason, from the assets attributable to Primary Shares, an annual distribution fee and an annual service fee, each of which is equal to 0.25% of that Fund's average daily net assets. The distribution fee and the service fee are computed daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its costs of providing distribution and shareholder services for Primary Shares.

          Government Money Market may pay Legg Mason a fee for its distribution services in an amount not to exceed an annual rate of 0.20% of the Fund's average daily net assets. Legg Mason has no current intention of requesting any such payments from the Fund, but may do so in the future. Payments may not be made pursuant to the Plan, however, until the Board of Directors has approved its implementation.

          Activities for which such payments could be made if the Plan is implemented include, but are not limited to, compensation to persons, including Legg Mason investment executives, who engage in or support distribution of shares or who provide shareholder services, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses. In any given year, such expenses might exceed or be less than the fee payable to Legg Mason under the Plan. Legg Mason may also receive payments for shareholder services from the Manager out of fees paid to the Manager, its past profits or other source of funds available to it.

          NASD rules limit the amount of annual distribution fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees paid. Each Fund's Plan complies with those rules.

          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.

DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation is a diversified open-end investment company which was incorporated in Maryland on April 28, 1987. The Articles of Incorporation of the Corporation permit the Board of Directors to create additional series (or portfolios), each of which issues a separate class of shares. There are currently four portfolios of the Corporation. While additional series may be created in the future, there is no intention at this time to form any particular additional series.

          The Corporation has authorized one billion shares of common stock, par value $0.001 per share. Government Intermediate, Investment Grade and High Yield currently offer two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.

          Navigator Shares are currently offered for sale only to institutional clients of Fairfield for investment of their own funds and funds for which they

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      act in a fiduciary capacity, to clients of Trust Company for which Trust
      Company exercises discretionary invesment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The initial and subsequent investment minimums for Navigator Shares are $50,000 and $100, respectively. Investments in Navigator Shares may be made through investment executives of Fairfield Group, Inc., Horsham, Pennsylvania, or Legg Mason.

          Each Fund pays no Rule 12b-1 fee with respect to Navigator Shares. With respect to the Navigator Class of High Yield, the per share net asset value of Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares of High Yield will tend to converge, however, immediately after the payment of ordinary income dividends. Navigator Shares of a Fund may be exchanged for the corresponding class of shares of certain other Legg Mason funds. Investments by exchange into the other Legg Mason funds are made at the per share net asset value, determined on the same business day as redemption of the Navigator Shares the investors wish to redeem.

          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.

          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.

          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

APPENDIX
RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:
          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa -- Bonds which are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds which are rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

          C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:
          AAA -- This is the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher categories.

          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large

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

      uncertainties or major risk exposures to adverse conditions.

          C -- Bonds on which no interest is being paid are rated C.

          D -- Bonds rated D are in payment default and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS:
          aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

          a -- An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          baa -- An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

          caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

          ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

          c -- This is the lowest rated class of preferred stock or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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